Federated Investors
World-Class Investment Manager

John F. Donahue

Chairman

Federated Stock and Bond Fund, Inc.

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Stock and Bond Fund, Inc. This balanced fund had its origin in the Income Foundation Fund, which was created in the mid-1930s. For over six decades, the fund has maintained a balanced position with high-quality stocks and various grades of bonds--both U.S. government and corporate issues.

The report covers the six-month period from November 1, 1999 through April 30, 2000. First, you will find a discussion with the fund's co-portfolio managers, John Harris, Vice President, and Joseph Balestrino, Senior Vice President, both of Federated Investment Management Company. Following their discussions, which detail both the stock and bond markets and the fund's strategies, are a series of performance charts, a complete listing of the fund's holdings and the financial statements.

Federated Stock and Bond Fund, Inc. is managed to help you participate in two fundamental financial markets. This diversification between stocks and bonds helps provide a degree of protection of your capital in uncertain economic times as you pursue growth of capital and income. The fund's balanced portfolio of more than 160 stocks and bond issues reflects an emphasis on diversification and quality. At the end of the reporting period, approximately 56% of the fund's assets were allocated to stocks.

Amid a stock market that favored growth over value and a negative bond market due to a higher interest rate environment, the fund produced a slightly negative total return, though shareholders received good income distributions. Individual share class total return performance, including capital gains and income dividends, follows.1

	Total Return	Income	Capital Gains	Net Asset Value Decline
Class A Shares	(0.08%)	$0.27	$0.42	$18.71 to $18.00 = (3.79%)
Class B Shares	(0.51%)	$0.20	$0.42	$18.68 to $17.96 = (3.85%)
Class C Shares	(0.46%)	$0.20	$0.42	$18.63 to $17.92 = (3.81%)

1 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns for the fund's Class A, B and C Shares based on offering price (i.e., less any applicable sales charge) were (5.58%), (5.80%), and (1.42%), respectively.

Thank you for participating in the growth and income potential of Federated Stock and Bond Fund, Inc. Remember, if you are not already doing so, it is easy to increase your participation in the performance potential of this diversified stock and bond portfolio by reinvesting your quarterly dividends automatically in additional fund shares.

As always, we welcome your comments, questions and suggestions.

Sincerely,

John F. Donahue

John F. Donahue
Chairman
June 15, 2000

John Harris

Vice President

Federated Investment Management Company

Joseph Balestrino

Senior Vice President

Federated Investment Management Company

Investment Review

What are your comments on the stock market and bond markets during the first half of the fund's fiscal year?

STOCKS

The six-month reporting period ended April 30, 2000 provided equity investors with a volatile, although positive, period of returns as evidenced by the Standard & Poor's 500 ("S&P 500") Index,1 which returned 7.2%.

Technology shares continued to shine as investors poured money into the sector. The performance of the technology issues masked the weakness present in the rest of the market as only three of eleven sectors--technology, capital goods, and utilities--outperformed the S&P 500 Index during the six-month reporting period. In fact, just five stocks--Cisco (up 87%), Intel (up 64%), Oracle (up 236%), Nortel (up 81%) and Hewlett-Packard (up 82%)--accounted for the entire return of the S&P 500 Index during the reporting period. However, a divergence occurred among technology sector holdings over the past few months, as investors shunned Internet companies and sought out less speculative companies providing infrastructure for telecommunications and Internet buildout.

1 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Driven by a relative weakness in the basic materials, transportation and financial sectors, the fund's reporting period was a difficult one for value-oriented managers. For example, the Russell 1000 Value Index2 declined (1.0%) for the six-month reporting period that ended April 30, 2000, as investors continued to seek out less discovered names with better growth prospects and were willing to chase performance without regard to valuation. The valuation disparities between the market leaders and the rest of the world presented value-oriented buyers with many attractive opportunities--the average stock in the S&P 500 Index traded at 27.8 times earnings, while the average S&P 500 Index technology stock traded at 47.4 times earnings.

The stock portion of the fund declined (0.09%) for the reporting period and the leading sectors were: technology (up 36.4%), capital goods (up 10.8%) and utilities (up 8.7%). Lagging sectors included: financial (down 7.5%), basic materials (down 7.6%) and transportation (down 9.3%).

Positive influences on performance for the reporting period included favorable performance in the consumer cyclical sector (News Corp., 1.03% of portfolio, and TRW, Inc., 0.29% of portfolio), energy sector (ENSCO International, 0.83% of portfolio, and Tosco Corp., 0.61% of portfolio) and the communication services sector (Bell South, 0.78% of portfolio, and U.S. West, 1.04% of portfolio). More than offsetting these favorable influences were an underweight position and unfavorable security performance in the technology sector (Novell, Inc., 0.45% of portfolio, Unisys Corp., 0.48% of portfolio, and Eastman Kodak Co., 0.39% of portfolio), as well as unfavorable security performance in the utility sector (Entergy Corp., 0.66% of portfolio, and Public Service Enterprises Group, Inc., 0.57% of portfolio) and the finance sector (Conseco, Inc., 0.39% of portfolio and Loews Corp., 0.55% of portfolio).

BONDS

The U.S. bond market's total return performance for the reporting period, as represented by the Lehman Brothers Government/Corporate Total Bond Index,3 was up a modest 1.51%, reflecting the negative price effect of a rising interest rate environment. Over the fund's six-month reporting period, the U.S. economy grew at a rate that was generally faster than expectations, causing the Federal Reserve Board (the "Fed") to continue the interest rate hikes which it had started in mid-1999. As a result, interest rates rose for all treasury maturities out to ten years. The longest maturity U.S. government bonds (i.e., 20-30 years) experienced interest rate declines due to the U.S. treasury announcing and executing a series of debt buybacks, using proceeds from the U.S. budget surplus. This had the effect of increasing demand and raising the prices for long maturity bonds. Thus, over the reporting period, short-to-intermediate yields rose, while long maturity yields fell to the degree that the yield curve became fully "inverted" (the absolute yield levels became lower as maturity increased). Historically, an inverted yield curve has proven to be a sign of coming economic weakness.

2 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and investments cannot be made in an index.

3 Lehman Brothers Government/Corporate Total Bond Index is an unmanaged index of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible, domestic bonds of companies in industry, public utilities, and finance. The index is tracked by Lehman Brothers, Inc. Investments cannot be made in an index.

In terms of bond performance, higher rates for most maturities resulted in price declines and modest positive returns for most high-quality sectors. Pure U.S. treasuries represented the best relative performing sector, with the prominent "spread" sectors (mortgages, corporates) underperforming treasuries.

How did the fund perform for its shareholders during the six-month reporting period from November 1, 1999 through April 30, 2000?

For the six-month reporting period, the fund's A, B, and C Share classes produced total returns of (0.08%), (0.51%), and (0.46%), respectively, based on net asset value.4 These returns were less than the 5.47% total return of the average balanced fund as represented by the Lipper Balanced Funds Average.5

What stocks with interesting stories were added to the portfolio?

Recent stock additions include the following companies:

Cendant Corp. (0.49% of net assets): Cendant is the world's leading franchiser of hotels and real estate brokerage offices. Trading at 18 times this year's earnings, the stock's valuation appears attractive on our valuation disciplines and the problems of two years ago have been resolved. The management team is focused on creating shareholder value.

PNC Bank Corp. (0.64% of net assets): We purchased PNC when it was trading at nine times this year's earnings. Company fundamentals are improving and the company is transforming itself into a high-fee income bank, but with the valuation of a spread income bank. This valuation gap, compared to other high quality peers, should close as investors understand the transformation going on at the company.

TRW, Inc. (0.29% of net assets): We acquired TRW after they had been unjustly beaten down by other auto parts suppliers. We believe the company's investments in technology--specifically telecommunications and Internet security--have the potential for future initial public offerings, which will unlock hidden value.

Did you make any adjustments to the fund's bond holdings' duration?

No dramatic duration changes were made over the fund's six-month reporting period. The bond portion of the fund more gradually decreased its average maturity/duration from start to finish within a period of rising rates.

4 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns for the fund's Class A, B and C Shares based on offering price (i.e., less any applicable sales charge) were (5.58%), (5.80%), and (1.42%), respectively.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

What were the fund's top ten holdings in stocks and bonds as of April 30, 2000, and how were the fund's holdings diversified by industry and quality?

The top ten holdings and sector weightings were as follows:

STOCKS

Name	Percentage of Stock Portfolio
Sun Microsystems, Inc.	2.49%
First Data Corp.	1.87%
Kimberly-Clark Corp.	1.85%
U.S. West, Inc.	1.84%
Morgan Stanley, Dean Witter & Co.	1.84%
News Corp. Ltd., ADR	1.81%
International Business Machines Corp.	1.79%
Viacom, Inc., Class A	1.73%
Koninklijke (Royal) Philips Electronics NV, ADR	1.73%
Pharmacia & Upjohn, Inc.	1.73%
TOTAL	18.68%

Sector	Percentage of Stock Portfolio	Percentage of S&P 500 Index
Financial	18.8%	12.9%
Technology	16.7%	32.0%
Consumer Cyclicals	12.2%	8.3%
Capital Goods	10.6%	8.6%
Health Care	9.8%	10.1%
Consumer Staples	8.7%	10.2%
Energy	8.6%	5.3%
Communication Services	6.7%	7.3%
Utilities	5.3%	2.6%
Basic Materials	1.6%	2.3%
Transportation	1.0%	0.6%

BONDS

Name	Percentage of Bond Portfolio
U.S. Treasury Note, 5.875% due 11/15/2004	10.41%
U.S. Treasury Note, 5.250% due 05/15/2004	6.61%
U.S. Treasury Note, 5.625% due 05/15/2008	5.33%
U.S. Treasury Note, 7.875% due 11/15/2004	5.10%
U.S. Treasury Bond, 6.375% due 08/15/2027	3.01%
Federal Home Loan Mortgage Corp., 5.750% due 04/15/2008	2.00%
Shopko Stores Inc., Sr. Note, 9.25% due 03/15/2022	1.97%
Unisys Corp., Sr. Note, 11.75% due 10/15/2004	1.92%
Philip Morris Cos., Inc., Deb., 7.45% due 07/15/2001	1.83%
U.S. Treasury Bond, 11.625% due 11/15/2004	1.76%
TOTAL	39.94%

Quality Composition (Corporate Bond Holdings)

Percentage of Bond Portfolio
AAA	62.03%
AA	0.68%
A	10.34%
BBB	20.21%
BB	4.82%
B	1.81%
CCC	0.10%
CC	0.01%

As we approach mid-year, what is your outlook for the stock and bond markets?

STOCKS

We have reduced our allocation in stocks from a neutral allocation of 60% of total net assets at the beginning of the period to a slightly defensive allocation of 56% of total net assets. Although the U.S. economy continues to exhibit strong growth and corporate profits are surprising on the upside, the risks to the stock market have increased. The Fed has been unequivocal in its belief that the economy is growing too fast for the maintenance of low inflation. On March 21, 2000, the Federal Open Market Committee increased rates for the fifth time in the last ten months. The extraordinary volatility, which has characterized domestic stocks in recent months, reflects investors uncertainty about how far rates will ultimately rise and about what the economic landscape will look like when the tightenings are finally finished. However, we believe our attractively valued stock portfolio could provide more stability for investors during this period.

BONDS

Federated's outlook on bonds has become more positive, recommending that investors add to the overall fixed-income position within a diversified portfolio. There is a growing belief that the Fed's interest rate hikes to date are having the desired effect of slowing the economy to a more sustainable pace without excessive inflation. In addition, the relative value of the mortgage and corporate bond sectors has also increased given the significant outperformance of pure U.S. treasuries so far in the year 2000. Thus, it is anticipated that returns could improve for most bond sectors going forward.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $32,000 in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $430,274 on 4/30/00. You would have earned an 8.62%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/00, Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (4.81%), 12.18% and 10.05%, respectively. Class B Shares' average annual 1-year and since inception (8/30/96) total returns were (5.35%) and 11.29%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/19/93) total returns were (1.05%), 12.57% and 10.09%, respectively.2

[Graphic Representation Omitted - See Appendix]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 31 years (reinvesting all dividends and capital gains) grew to $227,779.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $32,000, but your account would have reached a total value of $227,7791 by 4/30/00. You would have earned an average annual total return of 10.44%.

A practical investment plan helps you pursue long term growth of capital and income through a balanced portfolio of stocks and bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--Investing for a College Education

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their third child. On April 30, 1990, they invested $5,000 in the Class A Shares of Federated Stock and Bond Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $62,944. This represents a 10.00% average annual total return. For the Rices, a dedicated program of monthly investing has really paid off.

[Graphic Representation Omitted - See Appendix]

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Portfolio of Investments

APRIL 30, 2000 (UNAUDITED)

Shares			Value
		COMMON STOCKS--55.6%
		Basic Materials--0.9%
215,100		LTV Corp.	$766,294
26,900		PPG Industries, Inc.	1,462,687

		TOTAL	2,228,981

		Capital Goods--5.9%
32,600		Honeywell International, Inc.	1,825,600
31,600		Ingersoll-Rand Co.	1,483,225
27,500		Johnson Controls, Inc.	1,741,094
55,392		Koninklijke (Royal) Philips Electronics NV, ADR	2,471,868
25,300		Northrop Grumman, Corp.	1,793,137
42,000		Parker-Hannifin Corp.	1,953,000
20,700		Textron, Inc.	1,282,106
43,712		Tyco International, Ltd.	2,008,020
34,100		Waste Management, Inc.	541,338

		TOTAL	15,099,388

		Communication Services--3.8%
48,250		AT&T Corp.	2,252,672
25,600		Bell Atlantic Corp.	1,516,800
40,000		BellSouth Corp.	1,947,500
18,800		GTE Corp.	1,273,700
36,800		U.S. West, Inc.	2,619,700

		TOTAL	9,610,372

		Consumer Cyclicals--6.8%
34,600		Block (H&R), Inc.	1,446,712
80,500	[1]	Cendant Corp.	1,242,719
89,600		Cooper Tire & Rubber Co.	1,209,600
33,604		Delphi Automotive	642,676
33,000	[1]	Federated Department Stores, Inc.	1,122,000
30,500		Ford Motor Co.	1,667,969
23,000		General Motors Corp.	2,153,375
58,000		Hasbro, Inc.	924,375
92,400	[1]	K Mart Corp.	750,750
29,100		Knight-Ridder, Inc.	1,427,719
Shares			Value
		COMMON STOCKS--continued
		Consumer Cyclicals--continued
58,600		News Corp. Ltd., ADR	$2,578,400
12,500		TRW, Inc.	731,250
27,500		Wal-Mart Stores, Inc.	1,522,813

		TOTAL	17,420,358

		Consumer Staples--4.9%
34,164		CBS Corp.	2,007,135
47,200		General Mills, Inc.	1,716,900
45,500		Kimberly-Clark Corp.	2,641,844
46,900		Nabisco Group Holdings Corp.	603,837
44,000		Philip Morris Cos., Inc.	962,500
82,400		Sara Lee Corp.	1,236,000
53,800		UST, Inc.	807,000
45,100	[1]	Viacom, Inc., Class A	2,472,044

		TOTAL	12,447,260

		Energy--4.8%
1		Arch Coal, Inc.	4
43,600		Ashland, Inc.	1,487,850
17,100		Chevron Corp.	1,455,637
62,600		ENSCO International, Inc.	2,077,537
22,500		Exxon Mobil Corp.	1,747,969
31,400		Royal Dutch Petroleum Co., ADR	1,801,575
18,400		Texaco, Inc.	910,800
47,500		Tosco Corp.	1,522,969
50,700		USX Corp.	1,181,944

		TOTAL	12,186,285

		Financials--10.1%
22,950	[2,3]	ABB AB, ADR	2,406,078
27,400		Allmerica Financial Corp.	1,483,025
58,000		Allstate Corp.	1,370,250
35,800		Bank of America Corp.	1,754,200
38,078		Bear Stearns Cos., Inc.	1,632,594
19,500		CIGNA Corp.	1,555,125
102,200		CIT Group, Inc., Class A	1,731,012
178,700		Conseco, Inc.	971,681
39,200		First Union Corp.	1,249,500
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
39,000		Lincoln National Corp.	$1,357,687
24,900		Loews Corp.	1,372,612
30,500		MBIA Insurance Corp.	1,507,844
14,900		Marsh & McLennan Cos., Inc.	1,468,581
34,100		Morgan Stanley, Dean Witter & Co.	2,617,175
37,500		PNC Bank Corp.	1,635,937
59,500		Washington Mutual, Inc.	1,520,969

		TOTAL	25,634,270

		Health Care--5.5%
43,200		Abbott Laboratories	1,660,500
27,300		Baxter International, Inc.	1,777,912
177,200	[1]	Beverly Enterprises, Inc.	598,050
43,300		Bristol-Myers Squibb Co.	2,270,544
167,000	[1]	HEALTHSOUTH, Corp.	1,346,437
25,200		Merck & Co., Inc.	1,751,400
49,313		Pharmacia & Upjohn, Inc.	2,462,568
30,800		United Healthcare Corp.	2,053,975

		TOTAL	13,921,386

		Technology--9.4%
21,100		Compaq Computer Corp.	617,175
27,200	[1]	Computer Sciences Corp.	2,218,500
17,400		Eastman Kodak Co.	973,312
34,700		Electronic Data Systems Corp.	2,385,625
54,600		First Data Corp.	2,658,337
60,200		Galileo International, Inc.	1,392,125
22,900		International Business Machines Corp.	2,556,212
18,100	[1]	Lexmark Intl. Group, Class A	2,135,800
57,800	[1]	Novell, Inc.	1,134,325
38,300	[1]	Seagate Technology, Inc.	1,946,119
84,300	[1]	Storage Technology Corp.	1,095,900
38,600	[1]	Sun Microsystems, Inc.	3,548,787
51,400	[1]	Unisys Corp.	1,191,837

		TOTAL	23,854,054

		Transportation--0.5%
33,200		Union Pacific Corp.	1,398,550

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--3.0%
64,700		Entergy Corp.	$1,645,806
30,500		FPL Group, Inc.	1,378,219
56,400		P G & E Corp.	1,462,875
40,100		Public Service Enterprises Group, Inc.	1,438,587
63,400		Reliant Energy, Inc.	1,688,025

		TOTAL	7,613,512

		TOTAL COMMON STOCKS (IDENTIFIED COST $121,548,308)	141,414,416

		PREFERRED STOCKS--0.4%
		Financial--0.4%
1,000		Highwoods Properties, Inc., REIT Perpetual Pfd. Stock, Series A, $86.25	695,810
15,802		TCI Communications, 10.00%, Pfd., $2.50	406,902

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,415,102)	1,102,712

		ASSET-BACKED SECURITIES--0.6%
$1,250,000	[2,3]	125 Home Loan Owner Trust 1998-1A, Class B1, 9.26%, 02/15/2029	1,084,960
43,772		Green Tree Home Equity Loan Trust 1999-A, Class B2A, 7.44%, 02/15/2029	43,833
108,985	[2,3]	Merrill Lynch Mortgage Investors, Inc. 1998-FF3, Class BB, 5.50%, 11/20/2029	103,332
276,432	[2]	SMFC Trust Asset-Backed Certificates, Series 1997-A, Class B1-4, 7.3565%, 01/28/2025	231,080

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,651,427)	1,463,205

		CORPORATE BONDS--14.8%
		Banking--0.6%
500,000	[2,3]	Den Danske Bank Group, Note, 7.40% 6/15/2010	491,050
1,000,000	[2,3]	Regional Diversified Funding, 9.25%, 3/15/2030	992,181

		TOTAL	1,483,231

		Basic Industry--0.6%
1,000,000		Barrick Gold Corp., Deb., 7.50%, 5/1/2007	986,530
500,000	[2,3]	Normandy Finance Ltd., Company Guarantee, 7.50%, 7/15/2005	454,145
150,000		Pope & Talbot, Inc., Deb., 8.375%, 6/1/2013	134,895

		TOTAL	1,575,570

		Chemicals and Plastic--0.1%
400,000	[2,3]	Fertinitro Finance, Company Guarantee, 8.29%, 4/01/2020	243,506

		Communications Services--0.2%
500,000		LCI International, Inc., Sr. Note, 7.25%, 6/15/2007	475,235
150,000		Qwest Communications International, Sr. Note, Series B, 7.50%, 11/01/2008	145,313

		TOTAL	620,548

Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Durables--0.4%
$1,000,000		Arvin Capital, 9.50%, 2/1/2027	$944,510

		Consumer Non-Durables--0.9%
125,000		Meyer (Fred), Inc., Company Guarantee, 7.45%, 3/01/2008	118,233
1,281,000		Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001	1,241,955
1,015,000		Viacom, Inc., Sr. Deb., 8.25%, 8/01/2022	979,292

		TOTAL	2,339,480

		Education--0.4%
1,000,000		Boston University, 7.625%, 7/15/2097	901,740

		Energy--0.3%
750,000		Sun Co., Inc, 9.00%, 11/1/2024	790,553

		Finance--3.3%
500,000		Amvescap PLC, Sr. Note, 6.60%, 5/15/2005	468,560
450,000		Conseco, Inc., Note, 6.40%, 2/10/2003	284,063
1,000,000		Conseco, Inc., Sr. Sub. Note, 10.25%, 6/01/2002	642,500
300,000		Corp Andina De Fomento, Note, 7.75%, 3/01/2004	298,908
1,250,000		Delphi Financial Group, Inc., 9.31%, 3/25/2027	1,148,338
250,000		Delphi Financial Group, Inc.,Note, 8.00%, 10/1/2003	243,290
750,000		FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005	692,880
1,000,000		Ford Motor Credit Corp., Unsub., 6.875%, 6/05/2001	994,969
500,000		General Electric Capital Corp., Medium Term Note, 6.65%, 9/03/2002	493,400
700,000		National Bank of Canada, Sub. Note, 8.125%, 8/15/2004	710,717
1,000,000		Olympic Financial Ltd., Unit, 11.50%, 3/15/2007	1,122,000
1,000,000	[2,3]	Pemex Finance Ltd., 9.03%, 2/15/2011	1,011,420
375,000		Provident Cos., Inc., Bond, 7.405%, 3/15/2038	298,965

		TOTAL	8,410,010

		Finance - Insurance--0.6%
750,000	[2,3]	Life Re Capital Trust I, Company Guarantee, 8.72%, 6/15/2027	733,680
750,000	[2,3]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	722,393

		TOTAL	1,456,073

		Forest Products--0.5%
1,000,000		Donohue Forest Products, 7.625%, 5/15/2007	986,950
250,000		Quno Corp., Sr. Note, 9.125%, 5/15/2005	262,508

		TOTAL	1,249,458

Principal Amount			Value
		CORPORATE BONDS--continued
		Health Care--0.4%
$550,000		Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005	$528,000
500,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.125%, 12/01/2008	467,500

		TOTAL	995,500

		Oil & Gas--0.8%
1,250,000		Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006	1,164,688
750,000	[2,3]	Yosemite Sec. Trust, Bond, 8.25%, 11/15/2004	740,063

		TOTAL	1,904,751

		Printing & Publishing--0.4%
1,000,000		News America Holdings, Inc., 10.125%, 10/15/2012	1,072,430

		Producing Manufacturing--0.4%
1,000,000		Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003	957,090

		Racetrack--0.2%
850,000		International Speedway Corp., 7.875%, 10/15/2004	827,926

		Real Estate--0.3%
600,000		Sun Communities, Inc., Medium Term Note, 6.77%, 5/16/2005	554,598

		Retail Trade--1.6%
500,000		Dayton-Hudson Corp., Deb., 10.00%, 12/01/2000	508,665
1,123,236		K Mart Corp., Pass Thru Cert., 8.54%, 1/2/2015	1,056,044
1,000,000		May Department Stores Co., Deb., 8.125%, 8/15/2035	977,090
250,000		Sears, Roebuck & Co., Medium Term Note, 10.00%, 2/03/2012	278,795
1,250,000		Shopko Stores Inc., Sr. Note, 9.25%, 3/15/2022	1,334,550

		TOTAL	4,155,144

		Services--1.1%
1,000,000		Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013	1,090,200
1,000,000		USA Waste Services, Inc., Sr. Note, 7.125%, 10/01/2007	857,320
1,000,000		WMX Technologies, Inc., Deb., 8.75%, 5/1/2018	881,040

		TOTAL	2,828,560

		Soveign Government--0.1%
250,000		Quebec, Province of, Deb., 9.125%, 8/22/2001	255,002

		Technology--0.5%
1,200,000		Unisys Corp, Sr. Note, 11.75%, 10/15/2004	1,302,000

		Telecommunications--0.3%
750,000		MetroNet Escrow Corp., Sr. Note, 10.625%, 11/01/2008	848,438

		Transportation--0.1%
255,000		Southwest Airlines Co., Deb., 7.375%, 3/1/2027	246,312

Principal Amount			Value
		CORPORATE BONDS--continued
		Utilities--0.7%
$750,000	[2,3]	Edison Mission Holding Co., Sr. Secd. Note, 8.734%, 10/01/2026	$710,925
100,000	[2,3]	Israel Electric Corp. Ltd, Sr. Secd. Note, 7.75%, 3/01/2009	96,034
600,000		Puget Sound Energy Inc., Medium Term Note, 7.02%, 12/1/2027	516,174
500,000	[2,3]	Tenaga Nasional Berhad, Deb., 7.50%, 1/15/2096	382,185

		TOTAL	1,705,318

		TOTAL CORPORATE BONDS (IDENTIFIED COST $40,324,432)	37,667,748

		GOVERNMENT AGENCIES--10.2%
		Federal Home Loan Mortgage--0.5%
1,500,000		Federal Home Loan Mortgage Corp., 5.750%, 4/15/2008	1,359,375

		Treasury Securities--9.7%
400,000		United States Treasury Bond, 6.125%, 11/15/2027	396,044
2,000,000		United States Treasury Bond, 6.375%, 8/15/2027	2,043,220
790,000		United States Treasury Bond, 8.750%, 5/15/2017	986,702
750,000		United States Treasury Bond, 8.125%, 5/15/2021	909,180
1,000,000		United States Treasury Bond, 11.625%, 11/15/2004	1,192,250
4,700,000		United States Treasury Note, 5.250%, 5/15/2004	4,482,108
3,800,000		United States Treasury Note, 5.625%, 5/15/2008	3,611,976
7,250,000		United States Treasury Note, 5.875%, 11/15/2004	7,059,108
500,000		United States Treasury Note, 6.125%, 12/31/2001	495,745
3,300,000		United States Treasury Note, 7.875%, 11/15/2004	3,461,535

		TOTAL	24,637,868

		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $27,159,984)	25,997,243

		MUNICIPALS--1.1%
500,000		Atlanta & Fulton County, GA, Recreation Authority, Taxable Revenue Bonds, Series 1997, 7.00% (Downtown Arena Project)/(FSA INS) 12/01/2028	447,035
1,000,000		Harvard University, MA, Revenue Bonds, 8.125%, 4/15/2007	1,033,380
1,000,000		Kansas City, MO, Redevelopment Authority, Taxable, 7.65% Bonds (FSA LOC), 11/01/2018	971,020
250,000		McKeesport, PA, Taxable GO, Series B 1997, 7.30% Bonds (MBIA INS), 3/01/2020	232,535

		TOTAL MUNICIPALS (IDENTIFIED COST $2,798,005)	2,683,970

Principal Amount			Value
		MUTUAL FUNDS--15.5%
$3,932,800		Federated Mortgage Core Portfolio	$37,243,616
284,918		Federated High Yield Bond Portfolio	2,319,233

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $41,016,535)	39,562,849

		REPURCHASE AGREEMENT--0.4%[4]
940,000		Salomon Brothers, Inc., 5.85%, dated 4/28/2000, due 5/1/2000 (at amortized cost)	940,000

		TOTAL INVESTMENTS (IDENTIFIED COST $236,853,793)[5]	$250,832,143

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At April 30, 2000, these securities amounted to $10,403,032 which represents 4.1% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $10,171,952 which represents 4.0% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Directors.

4 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreement is through participation in a joint account with other Federated funds.

5 The cost of investments for federal tax purposes amounts to $236,853,793. The net unrealized appreciation of investments on a federal tax basis amounts to $13,978,350 which is comprised of $38,532,670 appreciation and $24,554,320 depreciation at April 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($254,449,153) at April 30, 2000.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
FSA	--Financial Security Assurance
GO	--General Obligations
INS	--Insured
LOC	--Letter of Credit
MBIA	--Municipal Bond Investors Assurance
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

APRIL 30, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $236,853,793)		$250,832,143
Income receivable		2,208,470
Receivable for investments sold		1,510,942
Receivable for shares sold		304,456

TOTAL ASSETS		254,856,011

Liabilities:
Payable for investments purchased	$79,420
Payable for shares redeemed	53,410
Payable to bank	235,170
Accrued expenses	38,858

TOTAL LIABILITIES		406,858

Net assets for 14,147,175 shares outstanding		$254,449,153

Net Assets Consist of:
Paid-in capital		$238,965,583
Net unrealized appreciation of investments		13,978,350
Accumulated net realized gain on investments		900,018
Undistributed net investment income		605,202

TOTAL NET ASSETS		$254,449,153

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($184,953,314 ÷ 10,275,439 shares outstanding)		$18.00

Offering Price Per Share (100/94.50 of $18.00)[1]		$19.05

Redemption Proceeds Per Share		$18.00

Class B Shares:
Net Asset Value Per Share ($48,555,667 ÷ 2,703,303 shares outstanding)		$17.96

Offering Price Per Share		$17.96

Redemption Proceeds Per Share (94.50/100 of $17.96)[1]		$16.97

Class C Shares:
Net Asset Value Per Share ($20,940,172 ÷ 1,168,433 shares outstanding)		$17.92

Offering Price Per Share		$17.92

Redemption Proceeds Per Share (99/100 of $17.92)[1]		$17.74

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

Investment Income:
Dividends (net of foreign taxes withheld of $12,459)		$3,039,128
Interest		2,698,209

TOTAL INCOME		5,737,337

Expenses:
Investment adviser fee	$1,036,632
Administrative personnel and services fee	101,501
Custodian fees	8,271
Transfer and dividend disbursing agent fees and expenses	143,239
Directors'/Trustees' fees	5,875
Auditing fees	6,747
Legal fees	1,295
Portfolio accounting fees	47,351
Distribution services fee--Class B Shares	190,277
Distribution services fee--Class C Shares	82,633
Shareholder services fee--Class A Shares	245,929
Shareholder services fee--Class B Shares	63,426
Shareholder services fee--Class C Shares	27,546
Share registration costs	26,695
Printing and postage	21,910
Taxes	8,860
Miscellaneous	8,199

TOTAL EXPENSES	2,026,386

Fees paid indirectly from directed broker arrangements	(105)

Net expenses		2,026,281

Net investment income		3,711,056

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		3,486,200
Net change in unrealized appreciation of investments		(8,205,868)

Net realized and unrealized loss on investments		(4,719,668)

Change in net assets resulting from operations		$(1,008,612)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) April 30, 2000	Year Ended October 31, 1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,711,056	$7,255,958
Net realized gain on investments ($3,486,200 and $6,415,282, respectively, as computed for federal tax purposes)	3,486,200	4,000,426
Net change in unrealized appreciation of investments	(8,205,868)	(903,649)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,008,612)	10,352,735

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,957,600)	(5,762,612)
Class B Shares	(580,075)	(781,333)
Class C Shares	(251,287)	(316,455)
Distributions from net realized gains on investments
Class A Shares	(4,708,698)	(9,293,762)
Class B Shares	(1,198,184)	(1,272,602)
Class C Shares	(505,642)	(512,145)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(10,201,486)	(17,938,909)

Share Transactions:
Proceeds from sale of shares	38,286,340	140,639,815
Net asset value of shares issued to shareholders in payment of distributions declared	8,972,996	15,292,348
Cost of shares redeemed	(65,123,921)	(97,770,656)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(17,864,585)	58,161,507

Change in net assets	(29,074,683)	50,575,333

Net Assets:
Beginning of period	283,523,836	232,948,503

End of period (including undistributed net investment income of $605,202 and $683,108, respectively)	$254,449,153	$283,523,836

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) April 30,	Year Ended October 31,
	2000	1999	1998	1997	1996	1995
Net Asset Value, Beginning of Period	$18.71	$19.14	$20.46	$18.96	$18.38	$16.25
Income From Investment Operations:
Net investment income	0.27	0.55	0.65	0.63	0.61	0.63
Net realized and unrealized gain (loss) on investments	(0.29)	0.45	1.37	3.34	1.81	2.21

TOTAL FROM INVESTMENT OPERATIONS	(0.02)	1.00	2.02	3.97	2.42	2.84

Less Distributions:
Distributions from net investment income	(0.27)	(0.53)	(0.69)	(0.56)	(0.63)	(0.62)
Distributions from net realized gain on investments	(0.42)	(0.90)	(2.65)	(1.91)	(1.21)	(0.09)

TOTAL DISTRIBUTIONS	(0.69)	(1.43)	(3.34)	(2.47)	(1.84)	(0.71)

Net Asset Value, End of Period	$18.00	$18.71	$19.14	$20.46	$18.96	$18.38

Total Return[1]	(0.08%)	5.35%	11.09%	23.02%	14.57%	17.99%

Ratios to Average Net Assets:

Expenses	1.30%[2]	1.25%	1.25%	1.21%	1.10%	1.07%

Net investment income	2.95%[2]	2.85%	3.30%	3.06%	3.44%	3.71%

Expense waiver/reimbursement[3]	--	--	0.07%	0.16%	0.27%	0.31%

Supplemental Data:

Net assets, end of period (000 omitted)	$184,953	$209,985	$196,149	$162,780	$130,694	$134,669

Portfolio turnover	19%	46%	53%	87%	74%	68%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) April 30,	Year Ended October 31,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$18.68	$19.10	$20.45	$18.96	$17.89
Income From Investment Operations:
Net investment income	0.20	0.42	0.50	0.51	0.02
Net realized and unrealized gain (loss) on investments	(0.30)	0.45	1.37	3.34	1.05

TOTAL FROM INVESTMENT OPERATIONS	(0.10)	0.87	1.87	3.85	1.07

Less Distributions:
Distributions from net investment income	(0.20)	(0.39)	(0.57)	(0.45)	--
Distributions from net realized gain on investments	(0.42)	(0.90)	(2.65)	(1.91)	--

TOTAL DISTRIBUTIONS	(0.62)	(1.29)	(3.22)	(2.36)	--

Net Asset Value, End of Period	$17.96	$18.68	$19.10	$20.45	$18.96

Total Return[2]	(0.51%)	4.63%	10.26%	22.20%	5.98%

Ratios to Average Net Assets:

Expenses	2.05%[3]	2.00%	2.00%	1.96%	1.96%[3]

Net investment income	2.21%[3]	2.10%	2.55%	2.31%	3.52%[3]

Expense waiver/reimbursement[4]	--	--	0.07%	0.16%	0.15%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$48,556	$53,154	$26,487	$4,622	$94

Portfolio turnover	19%	46%	53%	87%	74%

1 Reflects operations for the period from August 30, 1996 (date of initial public investment) to October 31, 1996.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) April 30,	Year Ended October 31,
	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$18.63	$19.07	$20.42	$18.96	$17.89
Income From Investment Operations:
Net investment income	0.20	0.42	0.50	0.47	0.04
Net realized and unrealized gain (loss) on investments	(0.29)	0.43	1.37	3.35	1.03

TOTAL FROM INVESTMENT OPERATIONS	(0.09)	0.85	1.87	3.82	1.07

Less Distributions:
Distributions from net investment income	(0.20)	(0.39)	(0.57)	(0.45)	--
Distributions from net realized gain on investments	(0.42)	(0.90)	(2.65)	(1.91)	--

TOTAL DISTRIBUTIONS	(0.62)	(1.29)	(3.22)	(2.36)	--

Net Asset Value, End of Period	$17.92	$18.63	$19.07	$20.42	$18.96

Total Return[2]	(0.46%)	4.52%	10.21%	22.08%	5.98%

Ratios to Average Net Assets:

Expenses	2.05%[3]	2.00%	2.00%	1.96%	2.03%[3]

Net investment income	2.21%[3]	2.10%	2.55%	2.31%	1.94%[3]

Expense waiver/reimbursement[4]	--	--	0.07%	0.16%	0.15%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$20,940	$20,385	$10,312	$1,114	$2

Portfolio turnover	19%	46%	53%	87%	74%

1 Reflects operations for the period from August 30, 1996 (date of initial public investment) to October 31, 1996.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

APRIL 30, 2000 (UNAUDITED)

ORGANIZATION

Federated Stock and Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide safety of capital with the possibility of long-term growth of capital and income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in the other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investments companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at April 30, 2000 is as follows:

Security	Acquisition Date	Acquisition Cost
SMFC Trust Asset-Backed Certificates	2/4/1998	$252,063

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At April 30, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	750,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
TOTAL	1,750,000,000

Transactions in capital stock were as follows:

	Six Months Ended April 30, 2000		Year Ended October 31, 1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,414,841	$25,468,843	4,882,384	$93,719,414
Shares issued to shareholders in payment of distributions declared	369,846	6,623,123	675,624	12,630,340
Shares redeemed	(2,732,683)	(48,940,932)	(4,583,925)	(86,666,074)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(947,996)	$(16,848,966)	974,083	$19,683,680

	Six Months Ended April 30, 2000		Year Ended October 31, 1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	353,222	$6,380,828	1,752,255	$33,582,244
Shares issued to shareholders in payment of distributions declared	89,967	1,611,121	99,272	1,855,955
Shares redeemed	(585,832)	(10,496,821)	(392,142)	(7,502,838)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(142,643)	$(2,504,872)	1,459,385	$27,935,361

	Six Months Ended April 30, 2000		Year Ended October 31, 1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	356,309	$6,436,669	698,217	$13,338,157
Shares issued to shareholders in payment of distributions declared	41,342	738,752	43,196	806,053
Shares redeemed	(323,281)	(5,686,168)	(188,043)	(3,601,744)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	74,370	$1,489,253	553,370	$10,542,466

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,016,269)	$(17,864,585)	2,986,838	$58,161,507

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to (a) a maximum of 0.55% of the average daily net assets of the Fund, and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

For the period ended April 30, 2000, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the period, the Fund's expenses were reduced by $105 under these arrangements.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended April 30, 2000, were as follows:

Purchases	$50,086,657

Sales	$71,422,003

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

President

J. THOMAS MADDEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

AS OF APRIL 30, 2000

Federated Stock and Bond Fund, Inc.

Incorporated 1934

SEMI-ANNUAL REPORT

Federated
Federated Stock and Bond Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313911109
Cusip 313911208
Cusip 313911307

8080105 (6/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

Appendix to Federated Stock and Bond Fund, Inc.

Graph, p. 8

      The "x" axis reflects the period from 12/31/68 to 4/30/00. Marks are made to represent every other year and every fourth year is labeled. This graphic presentation includes a legend in the upper left corner.

      The "y" axis reflects a total investment range from 0 to $500,000. The shaded line graph assumes an initial investment of $32,000 on 12/31/68. The chart concludes that if income is reinvested, the investment would have grown to
$430,274. This is compared to the value of the $32,000 had it not been invested.

Graph, p. 9

      The "x" axis reflects the period from 12/31/68 to 4/30/00. Marks are made to represent every other year and every fourth year is labeled. This graphic presentation includes a legend in the upper left corner.

      The "y" axis reflects a total investment range from 0 to $250,000. The shaded line graph assumes an initial investment of $1,000 on 12/31/68 and subsequent investments of $1,000 on each anniversary date for the next 31 years for a total of $32,000. The chart concludes that if the income is reinvested, the investment would have grown to $227,779. This is compared to the value of the $32,000 had it not been invested.

Graph, p. 10

      The "x" axis reflects the period from 4/30/90 to 4/30/00. Marks are made to represent every year and every second year is labeled. This graphic presentation includes a legend in the upper left corner.

      The "y" axis reflects a total investment range from 0 to $80,000. The shaded line graph assumes an initial investment of $5,000 on 4/30/90 and additional $250 investments each month til 4/30/00 for a total of $35,000. The chart concludes that if the income is reinvested, the investment would have grown to $62,944. This is compared to the value of the $35,000 had it not been invested.